LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 13, 2019

TO THE SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JUNE 28, 2019 OF

WESTERN ASSET MANAGED MUNICIPALS FUND

1.

This supplement announces a reduction in the Fund’s management fee, as well as the lowering of expense caps on total operating expenses and the implementation of additional expense caps. The following changes are effective August 13, 2019.

The following replaces the fee table and footnotes and expense example in the section of the Fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund” and supersedes anything to the contrary in the Fund’s Prospectus:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS	Class 1
Management fees	0.40	0.40	0.40	0.40	0.40	0.40
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None	None
Other expenses	0.10	0.10	0.22[6]	0.10	0.03	0.11
Total annual fund operating expenses	0.65	1.20	0.87	0.50	0.43	0.51
Fees waived and/or expenses reimbursed[7]	—	—	(0.07)	(0.05)	(0.01)	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.65	1.20	0.80	0.45	0.42	0.51

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]

You may buy Class A shares in amounts of $1 million or more ($250,000 or more as of September 13, 2019) at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.77% for Class A shares, 1.32% for Class C shares, 0.80% for Class FI shares, 0.45% for Class I shares and 0.42% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares, subject to recapture as described below. The ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	489	624	771	1,200
Class C (with redemption at end of period)	222	381	660	1,455
Class C (without redemption at end of period)	122	381	660	1,455
Class FI (with or without redemption at end of period)	82	271	475	1,066
Class I (with or without redemption at end of period)	46	155	274	624
Class IS (with or without redemption at end of period)	43	137	240	542
Class 1 (with or without redemption at end of period)	52	163	284	639

The first paragraph in the section of the Fund’s Prospectus titled “More on fund management – Management fee” is replaced with the following text:

The fund pays a management fee at an annual rate of 0.40% of its average daily net assets.

The section of the Fund’s Prospectus titled “More on fund management – Expense limitation” is replaced with the following text:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.77% for Class A shares, 1.32% for Class C shares, 0.80% for Class FI shares, 0.45% for Class I shares and 0.42% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares, subject to recapture as described below. The ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The following replaces the investment management fee schedule with respect to the Fund in the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Manager” in order to disclose a reduced management fee:

For its services under the Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets.

2.	In addition, the Fund is reducing the sales charge payable on purchases of Class A shares in amounts over $100,000. The following changes are effective September 13, 2019.

The following replaces the corresponding information provided with respect to Class A shares in the section of the Fund’s Prospectus titled “Comparing the fund’s classes”:

	Initial sales charge	Contingent deferred sales charge
Class A	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors

The following replaces the table included in the section of the Fund’s Prospectus titled “Sales charges – Class A shares”:

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.25
$100,000 but less than $250,000	3.25	3.36	3.25
$250,000 or more[1]	0	0	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

The following replaces the comparable paragraphs in the section of the Fund’s Statement of Additional Information titled “Purchase of Shares”:

Class A and Class A2 Shares (Emerging Markets Debt Fund). Purchases of Class A or Class A2 shares of $1 million or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class A and Class A2 Shares (California Municipals Fund, Managed Municipals Fund, Short Duration Municipal Income Fund). Purchases of Class A or Class A2 shares of $250,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Please retain this supplement for future reference.

WASX545309

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